                              LEE PHARMACEUTICALS
                            1434 Santa Anita Avenue
                       South El Monte, California 91733


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

   The Annual Meeting of the Shareholders of LEE PHARMACEUTICALS, a California corporation, will be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday, March 11, 1997, at 1:30 p.m., for the following purposes:

1. To elect directors for the ensuing year or as otherwise provided in the Bylaws;

2.   To approve the appointment of George Brenner, CPA, as independent auditor;

3. To consider and approve the Lee Pharmaceuticals 1997 Employee Incentive Stock Option Plan.

4. To consider and approve the Lee Pharmaceuticals 1997 Stock Option Plan for Outside Directors.

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed January 24, 1997, at the close of business, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

   WE URGE YOU TO VOTE ON THE BUSINESS TO COME BEFORE THE MEETING BY EXECUTING AND RETURNING THE ENCLOSED PROXY OR BY CASTING YOUR VOTE IN PERSON AT THE MEETING.

   By order of the Board of Directors.

                                                  MICHAEL L. AGRESTI, Secretary

South El Monte, California
January 30, 1997

                              LEE PHARMACEUTICALS
                            1434 Santa Anita Avenue
                      South El Monte, California 91733

                                PROXY STATEMENT

              ANNUAL MEETING OF SHAREHOLDERS -- MARCH 11, 1997

   This statement is furnished in connection with the Annual Meeting of the Shareholders to be held on March 11, 1997. Shareholders of record at the close of business on January 24, 1997, will be entitled to vote at the meeting and this statement was mailed to each of them on approximately January 30, 1997.

                       VOTING SECURITIES OF THE COMPANY

   Common Stock, of which 4,135,162 shares were outstanding on the record date, constitutes the only security of the Company the holders of which are entitled to vote at the meeting. Each share of stock is entitled to one vote except that shareholders have cumulative voting rights with respect to the election of directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his votes on the same principle between two or more nominees as he sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of his intention to cumulate his votes.

                                    PROXIES

   Proxies are being solicited by the Company, and the persons named as proxies were selected by the Company. The Company will bear all costs of the solicitation (estimated to be $7,000) and will reimburse brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock. Any shareholder given a proxy has the right to revoke it at any time.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the only persons who, as of December 31, 1996, were known to the Company to be beneficial owners of more than five percent of the Company's Common Stock:

  NAME AND ADDRESS                     SHARES OWNED                PERCENT
 OF BENEFICIAL OWNER                 AT DECEMBER 31,1996           OF CLASS

    Ronald G. Lee                   521,319 shares (1) (2)            13%
1434 Santa Anita Avenue
South El Monte, CA  91733

   Dr. Henry L. Lee                 292,334 shares (3)                 7%
1434 Santa Anita Avenue
South El Monte, CA 91733

   The following table sets forth the ownership of the Company's Common Stock by its directors and its named executive officers and all executive officers and directors as a group.

                                       COMPANY SHARES
                                    BENEFICIALLY OWNED ON       PERCENT
        NAME                          DECEMBER 31, 1996        OF CLASS

     Ronald G. Lee                     521,319  (1) (2)           13%
     Dr. Henry L. Lee                  292,334  (3)               7%
     William M. Caldwell IV              7,733  (2)                *
     All officers and directors
       as a group (4 persons)          869,410  (1) (2) (3)       21%

(1)  Includes shares held under the Employee Stock Ownership Plan and Trust.
(2) Includes shares subject to options exercisable at or within 60 days after December 31, 1996.
(3) Includes 28,000 shares of the Company's common stock which Dr. Lee holds as trustee for the benefit of certain family members. He has the right to vote such shares but otherwise disclaims beneficial ownership.
 *   Less than 1%

                            ELECTION OF DIRECTORS

   At the meeting, three (3) directors are to be elected for the ensuing year and until their successors are duly elected and qualified or as otherwise provided in the Bylaws. The total number of authorized directors is five (5), therefore two vacancies exist.

   If the enclosed proxy is duly executed and received in time for the meeting, the shares represented thereby will be voted, and it is the intention of the persons named therein to vote, absent instruction to the contrary, for the three
(3) persons listed below who are currently directors of the Company and were nominated by the Board of Directors for re-election as directors of the Company; however, in the case of cumulative voting, the proxy holders may cumulate the votes for one or more of the nominees. In the event any nominee for director becomes unavailable and a vacancy exists, it is intended either (a) that the persons named in the proxy will vote for a substitute who will be designated by the Board of Directors, or (b) that the number of directors will be reduced accordingly. The persons receiving the greatest number of votes, up to five persons, will be elected.

                       DIRECTORS AND EXECUTIVE OFFICERS

  NAME AND                                                                       A DIRECTOR
POSITIONS HELD                               PRINCIPAL OCCUPATION                OR OFFICER
WITH COMPANY               AGE           DURING THE PAST FIVE YEARS (1)             SINCE
--------------------------------------------------------------------------------------------
DR. HENRY L. LEE           70    Chairman of the Board of Lee Pharmaceuticals        1971
Director                         through April, 1995, when he retired, available
                                 as a consultant, currently a Director of the
                                 Company.

RONALD G. LEE              44    President and since April 1995 Chairman of the      1977
President, Chairman              Board of the Company.
and Director

MICHAEL L. AGRESTI         54    Vice President - Finance, Treasurer and             1977
Vice President -                 Secretary of the Company.
Finance, Treasurer and
Secretary

WILLIAM M. CALDWELL IV     49    President of Union Jack Group, Inc., a merchant     1987
Director                         banking firm.

(1) None of the companies named, other than the Company, is a parent, subsidiary or other affiliate of the Company.

     All Directors attended the two meetings of the board and any committee of the board on which such director served except Dennis F. Holt who missed one meeting of the Board of Directors. Mr. Holt resigned as a Director of the Company in October 1995. The Company has an audit committee which consists of three directors: Henry L. Lee, Ronald G. Lee and William M. Caldwell IV. There were no audit committee meetings held during the fiscal year. The Company does not have a nominating or compensation committee.

                              FAMILY RELATIONSHIPS

     Ronald G. Lee is the son of Dr. Henry L. Lee.

                             EXECUTIVE COMPENSATION

   The following table sets forth information with respect to remuneration paid by the Company to the executive officers of the Company with total annual salary and bonus of at least $100,000 for services in all capacities while acting as officers and directors of the Company during the fiscal years ended September 30, 1996, 1995 and 1994.

                          SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                                                   COMPENSATION
                                       ANNUAL COMPENSATION             AWARDS
                                   ----------------------------    ------------
Name and                                          Other Annual                         All Other
Principal Position          Year   Salary ($)   Compensation ($)     Options (#)    Compensation ($)
------------------          ----   ----------   ----------------     -----------    ----------------
Ronald G. Lee               1996    179,624         2,382(1)            --                 --
 President, Chairman        1995    178,595         5,734(1)          80,000(2)            --
 (since April 26, 1995)     1994    206,244         3,884(1)          55,000(2)           1,909(4)
 & Director

Theo. H. Dettlaff, Vice     1996    118,224          --                 --                 --
 President, President       1995    167,575          --               51,500(3)            --
 of Consumer Products       1994    185,791          --               55,000(3)           2,728(5)
 Division & Director (6)

(1) Includes reimbursement of medical and dental expenses not covered by the Company's insurance plan of $2,382, $5,081, and $713, respectively, in 1996, 1995, and 1994 and non cash fringe benefits of $653 and $3,171, respectively, in 1995 and 1994.

(2) The Company granted 80,000 stock options on May 8, 1995, which had an option price of $.50 at the date of grant and 55,000 stock options on January 24, 1994, which had an option price of $1.31 at the date of grant.

(3) The Company granted 51,500 stock options on May 8, 1995, which had an option price of $.50 at the date of grant and 55,000 stock options on January 24, 1994, which had an option price of $1.31 at the date of grant.

(4) Amount represents the fair market value of Company shares purchased and/or forfeitures in the Company's Employee Stock Ownership Plan and Trust of $349 in 1994 and life insurance policy with an annual premium of $1,560 in 1994.

(5) Amount represents the fair market value of Company shares purchased and/or forfeitures in the Company's Employee Stock Ownership Plan and Trust of $311 in 1994 and life insurance policy with an annual premium of $2,417 in 1994.

(6)  He ceased being an officer and director of the Company in March 1996.

     Each of the directors of the Company who is not employed by the Company receives a director's fee of $750 for each quarter and $500 for each meeting of the Board of Directors attended, except Dr. Henry L. Lee. As holder of the honorary title of Founder Chairman Dr. Lee waived his fees.

                    1985 EMPLOYEE INCENTIVE STOCK OPTION PLAN

   The following summary sets forth information as to certain options to purchase shares of common stock from the Company which were granted under the Company's 1985 Employee Incentive Stock Option Plan.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                        Number of Unexercised Options
                                            at Fiscal Year End (#)
Name                                      Exercisable/Unexercisable
----                                      -------------------------
Ronald G. Lee                                  36,666/98,334

                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

   The Company established an Employee Stock Ownership Plan and Trust ("Plan") effective December 1, 1985. The Plan is a tax-qualified employee stock ownership plan which is designed to invest primarily in the common stock of the Employer for the benefit of the employees and their beneficiaries.

   The benefits provided by the Plan are paid for entirely by the Employer. The Employer contributions are used to purchase the common stock of the Employer, which is credited to the individual accounts maintained for each participant.
In addition to providing an opportunity for employees to participate in the Employer's growth through stock ownership and to provide funds for employees' retirement, the Plan is designed to be available as a technique of corporate finance to the Employer.

   All employees who had completed at least a six-month period of service with the Employer as of the effective date of this Plan (December 1, 1985) became participants in the Plan as of such date. Every other employee will become a participant in the Plan as of the first day of the month coinciding with or next following the date upon which he completes a six-month period of service provided that he is employed by the Employer on such date.

   The Employer makes contributions only on behalf of the participants who are employed by it on the last day of each Plan year, September 30. Contributions made on behalf of the employees will not be taxable to them until the time benefits are actually paid to them.

   Effective October 1, 1989, the Plan consists of two (2) parts: Plan A, a stock bonus plan, and Plan B, a money purchase pension plan. The Company's Board of Directors determines the amount to be contributed annually to Plan A up to a maximum of fifteen percent (15%) of participant compensation for the Plan year (October 1 through September 30). The contribution under Plan B is a non-discretionary amount equal to ten percent (10%) of participant compensation for the Plan year. The contribution by the Company to the Trust for any single Plan year cannot exceed twenty-five percent (25%) of the total compensation paid to Plan participants for the year.

   Company contributions are allocated to each Participant's Company Contribution Account in the proportion that his compensation for the Plan year bears to the total compensation paid to all participants for the Plan year. Forfeitures which arise under Plan A are allocated to the accounts of the other participants at the end of the Plan year during which the forfeitures arise due to termination of employment in the same manner as Company contributions are allocated. Forfeitures which arise under Plan B are used to offset the Company's required contribution under Plan B.

   The term "vested" as applied in the context of employee benefit plans refers to that portion of a participant's accounts which has become nonforfeitable because the participant has accrued a certain number of period-of-service credits. If a participant reaches normal retirement age (age 65), becomes permanently disabled, dies or retires at age 65, his interest in his accounts becomes immediately 100% vested, i.e. nonforfeitable.

   The Plan has been amended to conform with the requirements of the Tax Reform Act of 1986 and effective October 1, 1989, the vesting schedule of the Plan is as follows:

     PERIOD OF SERVICE                   VESTED PERCENTAGE
     Less than 3 years                          0%
               3 years                         20%
               4 years                         40%
               5 years                         60%
               6 years                         80%
               7 years                        100%

   The following tabulation shows the interest in the Plan and vesting percentages of the officers who are named in the Cash Compensation Table and all executive officers as a group as of September 30, 1996.

                                               INTEREST IN THE PLAN
                                         SHARES OF      CASH       VESTED
  NAME                                 COMMON STOCK    AMOUNT    PERCENTAGE

Ronald G. Lee                             46,427       $ 163        100%
All executive officers
 as a group (2 persons)                   67,333       $ 238        100%

   Effective July 1, 1993, the plan was amended for a second time. On June 30, 1993, Plan B was canceled; therefore, all participants became 100% vested, in Plan B only, effective July 1, 1993. No contribution was made to Plan A or B for the period October 1, 1993, through September 30, 1994.

   Effective September 30, 1995, Plan A was canceled. All participants under Plan A became 100% vested on September 30, 1995, due to the cancelation of Plan
A. No contribution was made to Plan A or B for fiscal year 1995 or 1996. In connection with the termination of Plan A, the Company wrote off the Employee Stock Ownership Plan and Trust receivable as of September 30, 1995.

   In November 1996 the Company received its final determination letter from the Internal Revenue Service. During fiscal 1997 all participants account balances will be distributed by the Company.

                             1987 STOCK OPTION PLAN

   Effective December 10, 1987, the Board of Directors adopted a 1987 Stock Option Plan for the purpose of granting to the outside directors of the Company stock options to purchase shares of the Company's Common Stock. A maximum of 50,000 shares of Common Stock may be issued upon exercise of the options granted under the plan. The price to be paid for shares covered by each option shall be the fair market value at the date of the grant. The grant of non-qualified stock options does not result in any taxable income to the participant or in any tax deduction to the Company. Upon the exercise of a non-qualified option, the excess of the market value of the shares acquired over their cost to the participant is taxable to the participant as ordinary income and is deductible by the Company, subject to the usual rules relating to the reasonableness of compensation. The participant's tax basis for the shares is their fair market value at the time of exercise. Income realized on the exercise of a non-qualified stock option is subject to federal and state withholding taxes.

   In the event a participant sells or exchanges stock received upon exercise of a non-qualified option, he or she will realize long-term or short-term capital gain or loss depending upon the holding period for the shares and the amount realized in the transaction. Long-term capital gains and short-term capital gains will be taxed as ordinary income.

   Upon the exercise of a non-qualified option by a participant who is subject to Section 16(b) of the Exchange Act, the appreciation, taxable as ordinary income, is measured at the expiration of a six-month restricted holding period, based on the fair market value of the stock at that date. With respect to the stock received upon the exercise of non-qualified options, such persons may instead elect to pay the tax on the stock's value at the date of exercise by filing an election within 30 days of the date of exercise. The holding period, for tax purposes, for any shares received commences on the expiration of the six-month restricted period, or if elected, the date of exercise. No options shall be exercisable until one and one-half years from the date of grant. The options will expire five years from the date of grant.

   The following summary sets forth information as to all options to purchase shares of Common Stock from the Company which were granted to outside directors under the Company's 1987 Stock Option Plan.

                                                       UNEXERCISED
                                                   SEPTEMBER 30, 1996

                                               NUMBER      AVERAGE OPTION
                                             OF SHARES     PRICE PER SHARE

    William M. Caldwell IV                    16,600          $ 1.07
    All directors as a group (2 persons)      16,600          $ 1.07

   As of September 30, 1996, 7,733 of the above options were exercisable.

            APPROVAL OF 1997 EMPLOYEE INCENTIVE STOCK OPTION PLAN

     On January 20, 1997, the Board of Directors adopted, subject to the approval of the shareholders of the Company, the Lee Pharmaceuticals 1997 Employee Incentive Stock Option Plan ("Employee Stock Option Plan"), effective January 1, 1997. Under the Employee Stock Option Plan, the Company may grant to selected officers and key employees of the Company incentive stock options to purchase shares of the Company's Common Stock for the purpose of attracting and retaining officers and key employees of ability and experience and to furnish such individuals maximum incentive to improve operations and increase the profits of the Company.

     The following summary of the main features of the Employee Stock Option Plan is qualified in its entirety by the complete text of the Employee Stock Option Plan which is set out as Appendix A to this Proxy Statement. The capitalized terms used in the following summary but not defined therein shall have the meanings contained in the Employee Stock Option Plan.

PURPOSE.

     The purpose of the Employee Stock Option Plan is to provide the opportunity to selected officers and key employees of the Company to purchase shares of the Company's Common Stock in order to encourage such individuals to continue their employment with the Company and to provide incentive in the form of equity compensation for such individuals to increase the profits of the Company. The Employee Stock Option Plan provides only for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code 1986, as amended.

ELIGIBILITY.

     Selected officers and key employees of the Company who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success are eligible to receive stock options under the Employee Stock Option Plan. Approximately ten (10) employees are currently eligible to participate in the Employee Stock Option Plan. The determination of which eligible employees shall receive options, the number of shares subject to such options and the dates upon which such options are granted will be determined by the Board of Directors in its sole discretion; provided, however, that no employee may be granted options to the extent that the aggregate fair market value as of the date of grant of the Common Stock with respect to which any such options are exercisable for the first time during a calendar year would exceed $100,000.

OPTION PRICE AND TERM.

     Only incentive stock options may be granted under the Employee Stock Option Plan. The price per share of the shares subject to each option shall not be less than 100% of the fair market value of such stock on the date the stock option is granted. The fair market value of a share of Common Stock of the Company as of January 16, 1997, is $0.14 per share. Stock options shall not be exercisable until one and one-half years from the date of grant. Commencing eighteen (18), thirty (30) and forty-two (42) months, respectively, after the date of grant, an option may be exercised to the extent of one third of the total number of shares to which it relates. Upon a change in control of the Company, all stock options granted to any optionee will become fully exercisable. Stock options will expire on the fifth anniversary of the date of grant. Any stock option granted to an employee who at the time the option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, will be granted at a price equal to one hundred and ten percent (110%) of the fair market value determined as of the date the stock option is granted.

TERMINATION OF EMPLOYMENT.

     Upon termination of employment with the Company, other than upon death, disability or termination for cause, options exercisable at the date of termination may be exercised at any time within three months (3) after the date of termination, but not later than the date of expiration of the option.
Options are to remain exercisable for a period of one year following termination of employment on account of death or disability. In the event an optionee is terminated for cause, all outstanding options shall terminate on the date of such termination. Options exercisable at termination include the full number of shares the optionee was entitled to purchase on the date of termination plus a portion of the additional number of shares, if any, such individual would have been entitled to purchase on the next anniversary date of the grant of the option following such termination, such portion to be determined by multiplying such additional number of shares by a fraction, the numerator of which is the number of days from the anniversary date from the date of grant preceding such termination to the date of such termination and the denominator of which is 365.

ADMINISTRATION AND AMENDMENT.

     The Employee Stock Option Plan will be administered by the Board of Directors. It may be terminated, suspended or amended as the Board deems advisable as long as any such amendment does not revoke or alter any outstanding stock options in any manner adverse to any employee. The Employee Stock Option Plan will expire on the tenth (10th) anniversary of its effective date, December 31, 2006.

NON-TRANSFERABILITY.

     No stock option may be transferred, assigned, pledged or hypothecated in any way except pursuant to a will or the laws of descent and distribution. During the employee's lifetime, a stock option may be exercised only by the employee or his or her legal guardian or representative.

GENERAL.

     A total of 980,000 shares of Lee Pharmaceuticals Common Stock are reserved for issuance under the Employee Stock Option Plan. The Company may adjust the number of stock options as appropriate in the event of a reorganization, stock split, merger or other such change in capitalization.

TAX TREATMENT.

     The following is a brief description of the federal income tax treatment that will generally apply to awards made under the Employee Stock Option Plan based on federal income tax laws in effect on the date hereof. The grant of an incentive stock under the Employee Stock Option Plan is generally not a taxable event for the optionee and is not a taxable event for the Company. Upon exercise of the option, the optionee does not recognize ordinary income, but instead will recognize income at the time a disposition of the stock occurs. If no disposition of the shares acquired pursuant to the option is made by the optionee within two years from the date the option is granted nor within one year after the date the option is exercised, the spread between the price paid for the option and the fair market value on the date of disposition is treated as long term capital gain. If these holding period requirements are not met, a disqualifying disposition occurs, and the optionee recognizes ordinary income to the extent of the excess of the fair market value on the date of exercise (or the proceeds of the disposition, if less) over the option price. The additional gain, if any, is treated as short or long term capital gain depending on the holding period measured from the date of exercise. At the time the incentive stock option is exercised, the excess of the fair market value over the option price is an adjustment to the computation of alternative minimum taxable income and may cause the optionee to incur liability for the alternative minimum tax. The Company will only become entitled to a deduction equal to the amount of ordinary income recognized by the optionee in the event of a disqualifying disposition.

GRANT OF OPTIONS.

     No options will be granted under the Employee Stock Option Plan until shareholder approval is obtained. Because the grants of options are discretionary with the Board of Directors, the number of options that will be received by key employees in the future is not determinable .

     The affirmative vote of the holders of at least a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock of Lee Pharmaceuticals is, either in person or by proxy, present and voting on the Employee Stock Option Plan is required for approval of the Employee Stock Option Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS ADOPTED THE EMPLOYEE STOCK OPTION PLAN AND RECOMMENDS A VOTE FOR ITS APPROVAL.

          APPROVAL OF 1997 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     On January 20, 1997, the Board of Directors adopted, subject to the approval of the shareholders of the Company, the Lee Pharmaceuticals 1997 Stock Option Plan for outside directors ("Director Stock Option Plan"), effective January 1, 1997. Under the Director Stock Option Plan, the Company may grant to directors of the Company who are not employees of the Company stock options to purchase shares of the Company's Common Stock for the purpose of attracting and retaining outside directors of ability and experience and to furnish such individuals maximum incentive to improve operations and increase the profits of the Company.

     The following summary of the main features of the Director Stock Option Plan is qualified in its entirety by the complete text of the Director Stock Option Plan which is set out as Appendix B to this Proxy Statement. The capitalized terms used in the following summary but not defined therein shall have the meanings contained in the Director Stock Option Plan.

PURPOSE.

     The purpose of the Director Stock Option Plan is to provide to directors of the Company who are not employees of the Company the opportunity to purchase shares of the Company's Common Stock in order to provide incentive in the form of equity compensation for such individuals to increase the profits of the Company.

ELIGIBILITY.

     Directors of the Company who are not employees of the Company are eligible to receive stock options under the Director Stock Option Plan. There are currently two (2) non-employee directors. The determination of which eligible directors shall receive options, the number of shares subject to such options and the dates upon which such options are granted will be determined by the Board of Directors in its sole discretion.

OPTION PRICE AND TERM.

     Only nonqualified stock options may be granted under the Director Stock Option Plan. The price per share of the shares subject to each option shall not be less than 100% of the fair market value of such stock on the date the stock option is granted. The fair market value of a share of Common Stock of the Company as of January 16, 1997, is $0.14 per share. Stock options shall not be exercisable until one and one-half years from the date of grant. Commencing eighteen (18), thirty (30) and forty-two (42) months, respectively, after the date of grant, an option may be exercised to the extent of one third of the total number of shares to which it relates. Upon a change in control of the Company, all stock options granted to any optionee will become fully exercisable. Stock options will expire on the fifth anniversary of the date of grant.

CESSATION OF SERVICE.

     Upon cessation of service with the Company, other than upon death or disability, options exercisable at the date of cessation may be exercised at any time within three months (3) after the date of cessation, but not later than the date of expiration of the option. Options are to remain exercisable for a period of one year following cessation of service on account of death or disability. Options exercisable at cessation include the full number of shares the optionee was entitled to purchase on the date of cessation plus a portion of the additional number of shares, if any, such individual would have been entitled to purchase on the next anniversary date of the grant of the option following such cessation, such portion to be determined by multiplying such additional number of shares by a fraction, the numerator of which is the number of days from the anniversary date from the date of grant preceding such cessation to the date of such cessation and the denominator of which is 365.

ADMINISTRATION AND AMENDMENT.

     The Director Stock Option Plan will be administered by the Board of Directors. It may be terminated, suspended or amended as the Board deems advisable as long as any such amendment does not revoke or alter any outstanding stock options in any manner adverse to any optionee. The Director Stock Option Plan will expire on the tenth (10th) anniversary of its effective date, December 31, 2006.

NON-TRANSFERABILITY.

     No stock option may be transferred, assigned, pledged or hypothecated in any way except pursuant to a will or the laws of descent and distribution. During the non-employee director's lifetime, a stock option may be exercised only by the non-employee director or his or her legal guardian or representative.

GENERAL.

     A total of 150,000 shares of Lee Pharmaceuticals Common Stock are reserved for issuance under the Director Stock Option Plan. The Company may adjust the number of stock options as appropriate in the event of a reorganization, stock split, merger or other such change in capitalization.

TAX TREATMENT.

     The following is a brief description of the federal income tax treatment that will generally apply to awards made under the Director Stock Option Plan based on federal income tax laws in effect on the date hereof. The grant of an option under the Director Stock Option Plan is generally not a taxable event for the optionee and is not a taxable event for the Company. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount.

GRANT OF OPTIONS.

     No options will be granted under the Director Stock Option Plan until shareholder approval is obtained. Because the grants of options are discretionary with the Board of Directors, the number of options that will be received by non-employee directors in the future is not determinable .

     The affirmative vote of the holders of at least a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock of Lee Pharmaceuticals is, either in person or by proxy, present and voting on the Director Stock Option Plan is required for approval of the Director Stock Option Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS ADOPTED THE DIRECTOR STOCK OPTION PLAN AND RECOMMENDS A VOTE FOR ITS APPROVAL.

                           RELATED-PARTY TRANSACTIONS

   Dennis Holt, a Director of the Company during 1995, is an owner, president and chief executive officer of Western International Media Corp., a company which purchases radio and television time on behalf of advertisers. During the fiscal year ended September 30, 1995, the Company purchased approximately $204,000 of television time from Western International Media Corp. to advertise its products. Western International Media Corp. realized a commission of approximately $19,000 from the purchase of such time during fiscal year ended September 30, 1995. In addition, Mr. Holt received a direct remuneration from the Company of $2,000 during fiscal year 1995 as a Director's fee. Effective October 12, 1995, Mr. Holt resigned from the Board of Directors.

   Henry L. Lee, former Chairman of the Board, has advanced funds to the Company, from time to time, in return for notes payable. Additional funds were advanced to the Company during fiscal year ended September 30, 1995, in the amount of $250,000 by the Company's former Chairman. In January 1995, the terms of the notes were amended to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 8.25%, on September 30, 1996. At September 30, 1996, the amount of loans outstanding from the former Chairman was $1,314,000. During fiscal year ending September 30, 1996, the total interest expensed to related parties was $281,000. The amount of interest paid was $270,000 and the accrued liability was $329,000 as of September 30, 1996, in addition to other accruals of $19,000.

   The former Chairman is a majority shareholder with a freight consulting firm. During fiscal year ending September 30, 1994, the former Chairman's firm provided the Company with analysis of freight shipments and development of expert system type computer programs for traffic management. The total consulting fees approximated $113,000, of which $75,000 was paid and $38,000 was payable as of September 30, 1994. During fiscal year 1995 the Company paid the $38,000 which was payable as of September 30, 1994. There were no consulting fees charged by the former Chairman's firm during fiscal year ending September 30, 1995. In April 1995, the Chairman retired. He continues as a director of the Company.

   In 1991, the Company sold and leased back two of its operating facilities in a transaction with its former Chairman. An initial gain was recognized and a deferred gain was recorded which is to be amortized over the term of the two leases which expire November 2000. The amount of deferred gain realized during 1996 and 1995 was $65,000.

                        APPOINTMENT OF INDEPENDENT AUDITOR

   Shareholders will be asked to approve the appointment of George Brenner, CPA, as independent auditor of the Company for the fiscal year 1997. George Brenner, CPA, has served as independent auditor of the Company commencing October 27, 1995. George Brenner, CPA, is expected to be present at the meeting and shall have the opportunity to make any statements he desires to make and to respond to appropriate questions.

   The following resolution will be offered by the management at the meeting:

   RESOLVED that the selection of George Brenner, CPA, as the independent auditor of the Company for the fiscal year ending September 30, 1997, is hereby ratified and approved.

   As previously reported in a Current Report on Form 8-K, on September 27, 1995, the Board of Directors of Lee Pharmaceuticals authorized, effective September 27, 1995, (1) the termination of the engagement of Meir & Meir as independent auditors for Lee Pharmaceuticals for the fiscal year ended September 30, 1995, and (2) the engagement of Jeffery, Corrigan & Shaw, 245 South Los Robles Avenue, Suite 400, Pasadena, California 91101-2894, as independent auditors for Lee Pharmaceuticals for fiscal 1995. Jeffery, Corrigan & Shaw was engaged as the Company's principal independent auditors on September 29, 1995.

   During the fiscal year ended September 30, 1994, and through September 27, 1995, there were no disagreements with Meir & Meir on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Meir & Meir would have caused them to make reference in connection with their report to the subject matter. The Company had been informed by Meir & Meir that information had come to their attention that made them conclude that the scope of the audit should be expanded to include an expert opinion regarding the environmental issues the Company is involved with. The finding of such expert may materially impact the fairness or reliability of the previously issued audit reports or the underlying financial statements, or the financial statements to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified report). The request by Meir & Meir to include the expert opinion in the fiscal 1995 audit was not the basis for the Company's change in independent accountants.

   Prior to such firm's engagement, Jeffery, Corrigan & Shaw was not consulted by the Company (or anyone acting on its behalf) regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lee Pharmaceuticals' financial statements or (2) any matter that was either the subject of a "disagreement" of a "reportable event" as such terms are defined in Regulation S-K promulgated by the Securities and Exchange Commission.

   As previously reported in a Current Report on Form 8-K, on October 27, 1995, the Board of Directors of Lee Pharmaceuticals authorized, effective October 27, 1995, (1) the termination of the engagement of Jeffery, Corrigan & Shaw as independent auditors for Lee Pharmaceuticals for the fiscal year ended September 30, 1995, and (2) the engagement of George Brenner, CPA, 9300 Wilshire Boulevard, Suite 480, Beverly Hills, California 90212, as independent auditor for Lee Pharmaceuticals for fiscal 1995. George Brenner, CPA was engaged as the Company's principal independent auditor on October 27, 1995.

   In connection with its activities for the period September 27, 1995, (the date Jeffery, Corrigan & Shaw was engaged), through October 27, 1995, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jeffrey, Corrigan & Shaw would have caused them to make reference in connection with their report to the subject matter. Jeffrey, Corrigan & Shaw was unable to proceed with the audit engagement because of its failure to obtain the insurance it believed was necessary.

   Prior to such firm's engagement, George Brenner, CPA was not consulted by the Company (or anyone acting on its behalf) regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lee Pharmaceuticals' financial statements or (2) any matter that was either the subject of a "disagreement" of a "reportable event" as such terms are defined in Regulation S-K promulgated by the Securities and Exchange Commission.

                            SHAREHOLDER PROPOSALS

   Proposals of shareholders intended to be presented at the next annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to such meeting on or before October 2, 1997.

                               OTHER MATTERS

   The management is not aware of any other matters to be presented to the meeting for action by the shareholders. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

   By order of the Board of Directors.



South El Monte, California                        MICHAEL L. AGRESTI, Secretary
January 30, 1997

                                  APPENDIX A

                             LEE PHARMACEUTICALS
                 1997 EMPLOYEE INCENTIVE STOCK OPTION PLAN

                              SECTION 1:  PURPOSE

     The purpose of the Lee Pharmaceuticals 1997 Employee Incentive Stock Option Plan (the "Plan") is to further the growth and development of Lee Pharmaceuticals (the "Company") by affording an opportunity for stock ownership to selected officers and key employees of the Company who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success.

                             SECTION 2:  DEFINITIONS

     Unless otherwise indicated, the following words when used herein shall have the following meanings:

          (a) "Affiliate" shall mean, with respect to any person or entity, a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

          (b) "Board of Directors" shall mean the Board of Directors of the Company.

          (c) "Cause" shall mean a termination on account of (1) repeated refusal to obey written directions of the Board of Directors or a superior officer of the Company (so long as such directions do not involve illegal or immoral acts); (2) repeated acts of substance abuse which are materially injurious to the Company, (3) fraud or dishonesty that is materially injurious to the Company, (4) commission of a criminal offense involving money or other property of the Company (excluding any traffic violations or similar violations), or (5) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed.

          (d) "Change in Control" shall be deemed to have occurred (1) at such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 15% or more of the total number of votes that may be cast for the election of Directors of the Company, or (2) on the date on which the shareholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets, or (3) on the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Company's assets. In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning shares must be someone other than a person or an Affiliate of a person that, as of January 1, 1997, was the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company. The reasonable determination of the Board of Directors as to whether such an event has occurred shall be final and conclusive.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Common Stock" shall mean the Company's common stock without par value and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

          (g)  "Director" shall mean a member of the Board of Directors.

          (h) "Option" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an incentive stock option within the meaning of Section 422 of the Code.

          (i)  "Option Agreement" means the agreement specified in Section 7.2.

          (j) "Optionee" shall mean any employee who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

                            SECTION 3:  EFFECTIVE DATE

     The effective date of the Plan is January 1, 1997; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within twelve (12) months of the effective date. Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company.

                           SECTION 4:  ADMINISTRATION

     4.1 ADMINISTRATION. The Plan shall be administered by the Board of Directors.

     4.2 MEETINGS AND ACTIONS. The Board of Directors shall hold meetings at such times and places as it may determine. A majority of the members of the Board of Directors shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Board of Directors shall be the acts of the Board of Directors and shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

     4.3 POWERS OF BOARD OF DIRECTORS. The Board of Directors shall have the full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Board of Directors shall take into consideration the contribution the Optionee has made or may make to the success of the Company and such other factors as the Board of Directors shall determine.

     4.4 INTERPRETATION OF PLAN. The determination of the Board of Directors as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

     4.5 INDEMNIFICATION. Each person who is or shall have been a member of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      SECTION 5:  STOCK SUBJECT TO THE PLAN

     5.1 NUMBER. The aggregate number of shares of Common Stock which may be issued under Options granted pursuant to the Plan shall not exceed 980,000 shares. Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock of the Company not reserved for any other purpose.

     5.2 UNUSED STOCK. If any outstanding Option under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

     5.3 ADJUSTMENT FOR CHANGE IN OUTSTANDING SHARES. If there is any change, increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Board of Directors shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the Option prices in order to prevent the dilution or enlargement of any Optionee's rights. In making such adjustments, fractional shares shall be rounded to the nearest whole share.

     5.4 REORGANIZATION OR SALE OF ASSETS. If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if all or substantially all of the assets of the Company are acquired by another entity, or if the Company is liquidated or reorganized, (each of such events being referred to hereinafter as a "Reorganization Event"), the Board of Directors shall, as to outstanding Options, either (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Common Stock, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (2) upon written notice to all Optionees, which notice shall be given not less than 20 days prior to the effective date of the Reorganization Event, provide that all unexercised Options must be exercised within a specified number of days (which shall not be less than ten) of the date of such notice or such Options will terminate. In response to a notice provided pursuant to clause (2) of the preceding sentence, an Optionee may make an irrevocable election to exercise the Optionee's Option contingent upon and effective as of the effective date of the Reorganization Event. The Board of Directors may, in its sole discretion, accelerate the exercise dates of outstanding Options in connection with any Reorganization Event which does not also result in a Change in Control.

                             SECTION 6:  ELIGIBILITY

     Selected officers and key employees of the Company who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive Options under the Plan.


                           SECTION 7:  GRANT OF OPTIONS

     7.1 GRANT OF OPTIONS. The Board of Directors may from time to time in its discretion determine which of the eligible employees should receive Options, the number of shares subject to such Options, and the dates on which such Options are to be granted. No employee may be granted Options to the extent that the aggregate fair market value (determined as of the time each Option is granted) of the Common Stock with respect to which any such Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company) would exceed $100,000.

     7.2 OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall state the number of shares of Common Stock, as designated by the Board of Directors, to which that Option pertains. More than one Option may be granted to an eligible person.

     7.3 OPTION PRICE. The option price per share of Common Stock under each Option shall be stated in the Option Agreement and shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.

     7.4 OPTION PERIOD AND LIMITATION ON EXERCISE. Options shall be exercisable at such times and for such period (the "Option Period") as may be fixed by the Board at the date of grant; provided, however, that no Option shall be exercisable until one and one-half (1 1/2) years from the date of grant, nor after the expiration of five years from the date of grant. Except as specifically provided in Section 10 or Section 5.3 or by such different method as fixed by the Board of Directors pursuant to Section 7.8, Options shall be exercisable from time to time, in whole or in part, during the Option period as follows: Commencing eighteen (18), thirty (30) and forty-two (42) months, respectively, after the date of grant, an Option may be exercised to the extent of one-third (1/3) of the total number of shares to which it relates. All or any part of the shares with respect to which the right to purchase has accrued in accordance with the provisions of this paragraph may be purchased at the time of such accrual, or from time to time thereafter during the balance of the Option period.

     7.5 DETERMINATION OF FAIR MARKET VALUE. If the Common Stock is listed upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the average of the quoted closing prices of the Common Stock on such stock exchange or exchanges on the day for which the determination is made, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded in the NASDAQ National Market System, the fair market value per share shall be deemed to be the closing price of the Common Stock in the National Market System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If the Common Stock is not listed upon an established stock exchange and is not traded in the National Market System, the fair market value per share shall be deemed to be the mean between the dealer "bid" and "ask" closing prices of the Common Stock on the NASDAQ System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If none of these conditions apply, the fair market value per share shall be deemed to be an amount as determined in good faith by the Board of Directors by applying any reasonable valuation method.

     7.6 DURATION OF OPTIONS. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option shall be no more than five years from the date on which the Option is granted and shall be subject to early termination as provided herein.

     7.7 ADDITIONAL LIMITATIONS ON GRANT. No Option shall be granted to an employee who, at the time the Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price of such Option is at least 110% of the fair market value (determined as of the day the Option is granted) of the stock subject to the Option and the Option by its terms is not exercisable more than five years from the date it is granted.

     7.8 OTHER TERMS AND CONDITIONS. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Board of Directors shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Board of Directors or the occurrence of certain events specified by the Board of Directors.

                         SECTION 8:  EXERCISE OF OPTIONS

     8.1 MANNER OF EXERCISE. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by (1) payment in full to the Company of the purchase price of the shares to be purchased, plus (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, and (3) a representation meeting the requirements of Section 12.2 if requested by the Company, and (4) a Stock Restriction Agreement meeting the requirements of Section 12.3 if requested by the Company.

     8.2 PAYMENT OF PURCHASE PRICE. Payment for shares and withholding taxes shall be in the form of either (1) cash, (2) a certified or bank cashier's check to the order of the Company, or (3) shares of the Common Stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company (as determined in accordance with Section 7.5) equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, or (4) in any combination thereof; provided, however, that no payment may be made in shares of Common Stock unless payment in such form and upon such exercise has been approved in advance by the Board of Directors. Upon the exercise of any Option, the Company, in its sole discretion, may make financing available to the Optionee for the payment of the purchase price on such terms and conditions as the Board of Directors shall specify.

                          SECTION 9:  CHANGE IN CONTROL

     9.1 ACCELERATION OF VESTING. Notwithstanding any vesting requirements contained in any Option Agreement, all outstanding Options shall become immediately exercisable in full upon the occurrence of a Change in Control.

               SECTION 10:  EFFECT OF TERMINATION OF EMPLOYMENT

     10.1 TERMINATION OF EMPLOYMENT OTHER THAN UPON DEATH OR DISABILITY. Upon termination of an Optionee's employment with the Company other than upon death or disability (within the meaning of Section 22(e)(3) of the Code) and other than for Cause, an Optionee may, at any time within three months after the date of termination but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of terminated Optionees not exercised as provided herein shall terminate.

     10.2 TERMINATION BY DEATH OF OPTIONEE. If an Optionee shall die while in the employ of the Company or within a period of three months after the termination of employment with the Company under circumstances to which
Section 10.1 apply, the personal representatives of the Optionee's estate or the person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option at any time within the year after the date of death but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of death. Any Options not exercisable as of the date of death and any Options or portions of Options of deceased Optionees not exercised as provided herein shall terminate.

     10.3 TERMINATION BY DISABILITY OF OPTIONEE. Upon termination of an Optionee's employment with the Company by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of disabled Optionees not exercised as provided herein shall terminate.

     10.4 OPTIONS EXERCISABLE AT TERMINATION. For purposes of the application of Sections 10.1, 10.2 and 10.3, Options shall be exercisable at termination only to the extent of the full number of shares the Optionee was entitled to purchase under the Option on the date of such termination, plus a portion of the additional number of shares, if any, he would have become entitled to purchase on the next anniversary date of the date of grant of the Option following such termination, such portion to be determined by multiplying such additional number of shares by a fraction, the numerator of which shall be the number of days from the anniversary date of the date of grant preceding such termination to the date of such termination and the denominator of which shall be 365. Such portion shall be rounded, if necessary, to the nearest whole share.

     10.5 OTHER TERMINATIONS. Upon termination of an Optionee's employment with the Company under circumstances other than those set forth in Sections 10.1,
10.2 or 10.3, including without limitation a termination for Cause, Options granted to the Optionee shall terminate immediately.

                 SECTION 11:  NON-TRANSFERABILITY OF OPTION

     Options granted pursuant to the Plan are not transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

                        SECTION 12:  ISSUANCE OF SHARES

     12.1 TRANSFER OF SHARES TO OPTIONEE. As soon as practicable after the Optionee has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value (as determined in accordance with Section 7.5) of such fractional shares on the date of exercise. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares.

     12.2 INVESTMENT REPRESENTATION. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option has been given by the Optionee is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

                            SECTION 13:  AMENDMENTS

     The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted nor shall any amendment be effective unless approved by the shareholders of the Company where such approval is necessary to satisfy the requirements of Rule 16b-3 or any NASDAQ or securities exchange voting requirements. Unless the shareholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Section 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Section 7.3, except as provided in
Section 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

                          SECTION 14:  TERM OF PLAN

     This Plan shall terminate on December 31, 2006; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.

                      SECTION 15:  RIGHTS AS SHAREHOLDER

     An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

                      SECTION 16:  NO EMPLOYMENT RIGHTS

     Nothing contained in this Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of the Option.

                          SECTION 17:  GOVERNING LAW

     This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of California.

                                       LEE PHARMACEUTICALS

                                       By:            Ronald G. Lee
                                          -------------------------------------

                                       Date:          January 20, 1997
                                            -----------------------------------

                                   APPENDIX B

                              LEE PHARMACEUTICALS
                            1997 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS

                              SECTION 1:  PURPOSE

     The purpose of the Lee Pharmaceuticals 1997 Stock Option Plan for Outside Directors (the "Plan") is to further the growth and development of Lee Pharmaceuticals (the "Company") by providing an incentive to selected directors of the Company, by increasing their involvement in the business and affairs of the Company, by helping to attract and retain well qualified directors and/or by rewarding directors for their past dedication to the Company.

                            SECTION 2:  DEFINITIONS

     Unless otherwise indicated, the following words when used herein shall have the following meanings:

          (a) "Board of Directors" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (c) "Common Stock" shall mean the Company's common stock without par value and any share or shares of the Company's stock hereafter issued or issuable in substitution for such shares.

          (d)  "Director" shall mean a member of the Board of Directors.

          (e) "Option" shall mean any option granted to an eligible Director under the Plan.

          (f) "Optionee" shall mean any Director who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

                          SECTION 3:  EFFECTIVE DATE

     The effective date of the Plan is January 1, 1997; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within 12 months of the effective date. Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company.

                         SECTION 4:  ADMINISTRATION

     4.1 ADMINISTRATION. The Plan shall be administered by the Board of Directors.

     4.2 MEETINGS AND ACTIONS. The Board of Directors shall hold meetings at such times and places as it may determine. A majority of the members of the Board of Directors shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Board of Directors shall be the acts of the Board of Directors and shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

     4.3 POWERS OF BOARD OF DIRECTORS. The Board of Directors shall have the full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Board of Directors shall take into consideration the contribution the Optionee has made or may make to the success of the Company and such other factors as the Board of Directors shall determine.

     4.4 INTERPRETATION OF PLAN. The determination of the Board of Directors as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

     4.5 INDEMNIFICATION. Each person who is or shall have been a member of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of a judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      SECTION 5:  STOCK SUBJECT TO THE PLAN

     5.1 NUMBER. The aggregate number of shares of Common Stock which may be issued under Options granted pursuant to the Plan shall not exceed 150,000 shares; provided, however, that at no time shall the aggregate number of individuals who have been granted Options under the Plan exceed thirty-five (35) persons. Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock of the Company not reserved for any other purpose.

     5.2 UNUSED STOCK. If any outstanding Option under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

     5.3 ADJUSTMENT FOR CHANGE IN OUTSTANDING SHARES. If there is any change, increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Board of Directors shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the option prices; provided, however, that fractional shares shall be rounded to the nearest whole share. The Board of Directors's determinations in making adjustments shall be final and conclusive.

     5.4 REORGANIZATION OR SALE OF ASSETS. If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if all or substantially all of the assets of the Company are acquired by another entity, or if the Company is liquidated or reorganized, the Board of Directors shall, as to outstanding Options, either (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Common Stock, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (2) upon written notice to the Optionees, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In either such case, the Board of Directors may, in its sole discretion, accelerate the exercise dates of outstanding Options.

                          SECTION 6:  ELIGIBILITY

     All Directors who are neither full- nor part-time employees of the Company or but who are involved in endeavors significant to the Company's success shall be eligible to receive Options under the Plan. Any Director who is otherwise eligible to participate, who makes an election in writing not to receive any grants under the Plan, shall not be eligible to receive any such grants during the period set forth in such election.

                       SECTION 7:  GRANT OF OPTIONS

     7.1 GRANT OF OPTIONS. The Board of Directors may from time to time in its discretion determine which of the eligible Directors of the Company should receive Options, the number of shares subject to such Options and the dates on which such Options are to be granted. All Options granted under the Plan shall be nonqualified stock options and are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code.

     7.2 OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall state the number of shares of Common Stock, as designated by the Board of Directors, to which that Option pertains. More than one Option may be granted to an eligible Director.

     7.3 OPTION PRICE. The option price per share of Common Stock under each Option shall be determined by the Board of Directors and stated in the Option Agreement. The option price for Options granted under the Plan shall not be less than 100% of the fair market value (determined as set forth in Section 7.5) of the shares subject to the Option.

     7.4 OPTION PERIOD AND LIMITATION ON EXERCISE. Options shall be exercisable at such times and for such period (the "Option Period") as may be fixed by the Board of Directors at the date of grant; provided, however, that no Option shall be exercisable until one and one-half (1 1/2) years from the date of grant, nor after the expiration of five years from the date of grant. Except as specifically provided in Section 9 or Section 5.3 or by such different method as fixed by the Board of Directors, Options shall be exercisable from time to time, in whole or in part, during the Option period as follows:
Commencing eighteen (18), thirty (30) and forty-two (42) months, respectively, after the date of grant, an Option may be exercised to the extent of one-third (1/3) of the total number of shares to which it relates. All or any part of the shares with respect to which the right to purchase has accrued in accordance with the provisions of this paragraph may be purchased at the time of such accrual, or from time to time thereafter during the balance of the Option period.

     7.5 DETERMINATION OF FAIR MARKET VALUE. If the Common Stock is listed upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the average of the quoted closing prices of the Common Stock on such stock exchange or exchanges on the day preceding the date of grant, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded in the NASDAQ National Market System, the fair market value per share shall be deemed to be the closing price of the Common Stock in the National Market System on the day preceding the date of grant, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If the Common Stock is not listed upon an established stock exchange and is not traded in the National Market System, the fair market value per share shall be deemed to be the mean between the dealer "bid" and "ask" closing prices of the Common Stock on the NASDAQ System on the day preceding the date of grant, if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If none of these conditions apply, the fair market value per share shall be deemed to be an amount as determined in good faith by the Board of Directors by applying any reasonable valuation method.

     7.6 OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with the Plan, as the Board of Directors shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Board of Directors or the occurrence of certain events specified by the Board of Directors.

                       SECTION 8:  EXERCISE OF OPTIONS

     8.1 MANNER OF EXERCISE. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by (1) payment in full to the Company of the purchase price of the shares to be purchased, plus (2) payment in cash or by certified or bank cashier's check of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, and (3) a representation meeting the requirements of Section 11.2 if requested by the Company. Payment for shares shall be in the form of either (1) cash, (2) a certified or bank cashier's check to the order of the Company, (3) shares of the Common Stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company (as determined in accordance with Section 7.5) equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, or (4) in any combination thereof; provided, however, that no payment may be made in shares of Common Stock unless payment in such form has been approved in advance by the Board of Directors.

     8.2 ACCELERATION OF EXERCISE PERIOD. Notwithstanding any vesting requirements contained in any Option Agreement, all outstanding Options shall become immediately exercisable (1) at such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 15% or more of the total number of votes that may be cast for the election of Directors of the Company, or (2) on the date on which the shareholders of the Company approve
(i) any agreement for a merger or consolidation in which the Company will not survive as an independent corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets, or (3) on the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Company's assets. In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning shares must be someone other than a person or an affiliate of a person that, as of January 1, 1997, is the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company. The Board of Directors's reasonable determination as to whether such an event has occurred shall be final and conclusive.

                    SECTION 9:  TERMINATION OF POSITION

     9.1 TERMINATION OF POSITION OTHER THAN UPON DEATH OR DISABILITY. Upon termination of an Optionee's position as a Director of the Company, and other than upon death or disability (as defined herein), an Optionee may, at any time within three months after the date of termination but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of terminated Optionees not exercised as provided herein shall terminate.

     9.2 TERMINATION BY DEATH OF OPTIONEE. If an Optionee shall die while a Director of the Company or within a period of three months after the termination of his position as a Director of the Company, the personal representatives of the Optionee's estate or the person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option at any time within the year after the date of death but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of death. Any Options not exercisable as of the date of death and any Options or portions of Options of deceased Optionees not exercised as provided herein shall terminate.

     9.3 TERMINATION BY DISABILITY OF OPTIONEE. Upon termination of an Optionee's position as a Director of the Company by reason of the Optionee's disability, the Optionee may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of disabled Optionees not exercised as provided herein shall terminate. For purposes of this Section 9, Optionee shall be deemed to have suffered a disability if he is unable to perform his duties as a Director of the Company by reason of illness, injury or incapacity which lasts for three consecutive months.

     9.4 OPTIONS EXERCISABLE AT TERMINATION. For purposes of the application of Sections 10.1, 10.2 and 10.3, Options shall be exercisable at termination only to the extent of the full number of shares the Optionee was entitled to purchase under the Option on the date of such termination, plus a portion of the additional number of shares, if any, he would have become entitled to purchase on the next anniversary date of the date of grant of the Option following such termination, such portion to be determined by multiplying such additional number of shares by a fraction, the numerator of which shall be the number of days from the anniversary date of the date of grant preceding such termination to the date of such termination and the denominator of which shall be 365. Such portion shall be rounded, if necessary, to the nearest whole share.

     9.5 EXTENSION OF OPTION TERMINATION DATE. The Board of Directors, in its sole discretion, may extend the termination date of an Option granted under the Plan without regard to the preceding provisions of this Section 9 and without regard to the expiration date of the Option that would otherwise apply. In such event, the termination date shall be a date selected by the Board of Directors in its sole discretion, but not later than the latest expiration date of the Option permitted pursuant to Section 7.4. Such extension may be made in the Option Agreement as originally drawn or by amendment to the Option Agreement, either prior to or following termination of an Optionee's position as a Director of the Company.

                  SECTION 10:  NON-TRANSFERABILITY OF OPTION

     Options granted pursuant to the Plan are not transferable by the Optionee other than by will or the laws of descent and distribution and Options shall be exercisable during the Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

                       SECTION 11:  ISSUANCE OF SHARES

     11.1 TRANSFER OF SHARES TO OPTIONEE. As soon as practicable after the Optionee has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value of such fractional shares on the date of exercise. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained.

     11.2 INVESTMENT REPRESENTATION. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option has been given by the Optionee is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

                          SECTION 12:  AMENDMENTS

     The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted. Unless the shareholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Section 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Section 7.3, except as provided in Section 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

                           SECTION 13:  TERM OF PLAN

     This Plan shall terminate on December 31, 2006; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.

                       SECTION 14:  RIGHTS AS SHAREHOLDER

     An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

                          SECTION 15:  GOVERNING LAW

     Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of California.


                                       LEE PHARMACEUTICALS

                                       By:            Ronald G. Lee
                                          -------------------------------------
                                       Date:          January 20, 1997
                                            -----------------------------------

P
R
O
X
Y


                             LEE PHARMACEUTICALS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF SHAREHOLDERS ON MARCH 11, 1997

The undersigned, a shareholder of LEE PHARMACEUTICALS, hereby constitutes and appoints RONALD G. LEE and MRS. MARTHA ALVAREZ, and each of them (with full power to act without the other), as proxy of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of said Company called and to be held at 1434 Santa Anita Avenue, South El Monte California, on Tuesday March 11, 1997 at 1:30 o'clock p.m. and any adjournment thereof, and thereat to vote as designated below the number of votes or shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present, including but not limited to the power to cumulate votes for one or more nominees listed below:

1. ELECTION OF DIRECTORS     / /   FOR all nominees listed below
                                    (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                             / /   WITHHOLD AUTHORITY to vote for all nominees
                                    listed below
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                MARK THE BOX NEXT TO THE NOMINEE'S NAME BELOW.)

  / / Henry L. Lee, Jr.     / / Ronald G. Lee     / / William M. Caldwell IV

2. PROPOSAL TO APPROVE THE APPOINTMENT OF GEORGE BRENNER, CPA, as independent auditor of the corporation.
                 / / FOR          / / AGAINST      / / ABSTAIN

3. PROPOSAL TO APPROVE THE LEE PHARMACEUTICALS 1997 EMPLOYEE INCENTIVE STOCK OPTION PLAN.
                 / / FOR          / / AGAINST      / / ABSTAIN

4. PROPOSAL TO APPROVE THE LEE PHARMACEUTICALS 1997 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.
                 / / FOR          / / AGAINST      / / ABSTAIN

5. Upon all matters which may properly come before said meeting, including matters incident to the conduct of the meeting or any adjournments thereof; hereby ratifying and confirming all that said attorneys and proxies, or their substitutes, may lawfully do by virtue thereof.

              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

Dated:_________________________________ 1997      .............................
      PLEASE MARK/SIGN, DATE AND RETURN           SIGNATURE
      THE PROXY CARD PROMPTLY USING THE
      ENCLOSED ENVELOPE.
                                                  .............................
                                                  SIGNATURE IF HELD JOINTLY

                      Please sign exactly as name appears hereon. When shares are held by the joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

This proxy when properly executed will be voted in a manner directed herein by the above signed stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.